UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-15177	52-1233960
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Villaume Avenue, South St. Paul, Minnesota	55075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 455-1621

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 5, 2007, Digital Angel Corporation (the “Company”) and Applied Digital Solutions, Inc., which owns 56.0% of the Company, presented jointly to institutional investors at the Kaufman Bros. 10th Annual Investor Conference in New York City. A copy of the transcript of the presentation made at the conference is hereby furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Transcript of the Presentation made at the Kaufman Bros. 10th Annual Investor Conference in New York City on September 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION

Dated September 7, 2007	By:	/s/ Lorraine M. Breece

	Name:	Lorraine M. Breece
	Title:	Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Transcript of the Presentation made at the Kaufman Bros. 10th Annual Investor Conference in New York City on September 5, 2007.